BRIDGE BUILDER TRUST

Bridge Builder Core Plus Bond Fund (the “Fund”)

Supplement dated December 29, 2021

to the Summary Prospectus dated October 28, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective December 31, 2021, Tad Rivelle will no longer serve as a portfolio manager of the portion of the assets of the Fund managed by Metropolitan West Asset Management, LLC (“MetWest’s Allocated Portion of the Fund”). Laird Landmann, Stephen Kane and Bryan Whalen will each continue to serve as portfolio managers of MetWest’s Allocated Portion of the Fund.

Accordingly, as of December 31, 2021, all references and information related to Tad Rivelle in the table entitled “MetWest” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE